Exhibit 99.1

Volt Information Sciences Concludes Strategic Alternatives Process and

Appoints Linda Perneau to the Board of Directors and as President and CEO

NEW YORK, November 8, 2018 – Volt Information Sciences, Inc. (NYSE-AMERICAN:VISI) (the “Company”) announced today that its Board of Directors (the “Board”) has concluded its previously announced evaluation of strategic alternatives. This formal review was deliberate and comprehensive in its evaluation of potential alternatives, including a sale of the Company. Over the course of the review process, the Company engaged with a broad range of strategic industry players and private equity investors. After careful consideration of the results of the process, the available alternatives, and the Company’s go-forward business strategy, the Board unanimously determined that executing on the Company’s strategic plan is in the best interests of shareholders.

In addition, the Company announced today that the Board appointed Linda Perneau to serve as a member of the Board, and as the Company’s President and Chief Executive Officer, effective November 7, 2018. Ms. Perneau has been serving as the Company’s Interim President and Chief Executive Officer since June 6, 2018.

Nick Cyprus, Chairman of the Board, said, “After an extensive review of the strategic alternatives available to the Company, including the several bids to acquire the Company that were received, we have unanimously determined that executing our business plan as an independent company is the best path forward to maximize value for Volt’s shareholders. Under the leadership of Linda Perneau, now our President and CEO, the Board is confident in the Company’s ability to improve its market share and drive profitable growth.”

Ms. Perneau commented, “I am pleased to see our revenue generation efforts beginning to gain traction. Volt is now well-positioned to return to top-line growth, margin improvement, and driving better operating income levels. Our new leadership team is committed to elevating our financial & operational performance, embracing organizational change and executing on our strategic priorities and well-defined plan to drive profitable growth. We are convinced that the positive trends we are now seeing will continue as we concentrate all of our attention on building a successful 2019 for the Company and its stakeholders. I look forward to providing a more detailed update on our progress when we report our fourth quarter 2018 results in early January.”

Notwithstanding the formal termination of the strategic alternatives process, the Board remains committed to maximizing shareholder value and will consider opportunities to enhance value that may present themselves in the future.

About Volt Information Sciences, Inc.

Volt Information Sciences, Inc. is a global provider of staffing services (traditional time and materials-based as well as project-based). Our staffing services consist of workforce solutions that include providing contingent workers, personnel recruitment services, and managed staffing services programs supporting primarily administrative, technical, information technology, light-industrial and engineering positions. Our managed staffing programs involve managing the procurement and on-boarding of contingent workers from multiple providers. Our customer care solutions specialize in serving as an extension of our customers’ consumer relationships and processes including collaborating with customers, from help desk inquiries to advanced technical support. Our complementary businesses offer customer care call centers, customized talent, and supplier management solutions to a diverse client base. Volt services global industries including aerospace, automotive, banking and finance, consumer electronics, information technology, insurance, life sciences, manufacturing, media and entertainment, pharmaceutical, software, telecommunications, transportation, and utilities. For more information, visit www.volt.com.

Forward-Looking Statements

This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements, and include statements regarding anticipated charges and restructuring costs and the timing of these measures. These forward-looking statements are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the estimated future impact of these charges and restructuring costs to differ materially from the forward-looking statements. These risks include the Company’s ability to successfully execute its restructuring plan, higher than anticipated costs in implementing the restructuring plan, management distraction from ongoing business activities, and workforce attrition beyond planned reductions. Additional information regarding other factors that could cause the Company’s results to differ can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q. The forward-looking statements contained in this disclosure reflects the Company’s views and assumptions only as of the date of this release. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which this disclosure is made or to reflect the occurrence of unanticipated events.

Investor Contacts:

Volt Information Sciences, Inc.

voltinvest@volt.com

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

310-829-5400